Condensed Statement of Operations - USD ($)	3 Months Ended	8 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Formation and operating costs	$ (184,163)	$ (982,344)
State franchise taxes	(46,954)	(121,858)
Loss from operations	(231,117)	(1,104,202)
Other income - interest income	69,443	9,918
Net loss	$ (161,674)	$ (1,094,284)
Weighted average number of common shares outstanding, basic and diluted	6,183,643	5,469,153
Basic and diluted net loss per share	$ (0.03)	$ (0.20)